UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
HILTON WORLDWIDE HOLDINGS INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on June 5, 2020.

Meeting Information
HILTON WORLDWIDE HOLDINGS INC.	Meeting Type: Annual Meeting
For holders as of: April 13, 2020
Date: June 5, 2020 Time: 9:00 AM EDT

Location: Meeting live via the internet-please visit:
www.virtualshareholdermeeting.com/HLT2020
and be sure to have the information that is printed in
the box marked by the arrow -> [xxxx xxxx]
(located on the following page)

HILTON WORLDWIDE HOLDINGS INC. 7930 JONES BRANCH DRIVE SUITE 1100 MCLEAN, VA 22102	You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE: 1. Notice & Proxy Statement 2. Form 10-K How to View Online: Have the information that is printed in the box marked by the arrow →
	XXXX XXXX XXXX XXXX	(located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: send material@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow →		XXXX XXXX XXXX XXXX
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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 22, 2020 to facilitate timely delivery.

— How to Vote —
Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com.

Have the information that is printed in the box marked by the arrow →	XXXX XXXX XXXX XXXX	available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items

The Board of Directors recommends you vote FOR the election of the following nine director nominees:	The Board of Directors recommends you vote FOR proposals 2 and 3.
1. Election of Directors	2. Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2020.
Nominees:
1a. Christopher J. Nassetta	3. Approval, in a non-binding advisory vote, of the compensation paid to the named executive officers.
1b. Jonathan D. Gray
1c. Charlene T. Begley	The Board of Directors recommends you vote for 1 YEAR on the following proposal.
1d. Melanie L. Healey
1e. Raymond E. Mabus, Jr.	4. Advisory vote on the frequency of future stockholder votes on named executive officer compensation.
1f. Judith A. McHale
1g. John G. Schreiber
1h. Elizabeth A. Smith	NOTE: To consider such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.
1i. Douglas M. Steenland

Our Board has fixed the close of business on April 13, 2020 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and any adjournments or postponements thereof. A list of these stockholders will be made available to stockholders during the meeting at www.virtualshareholdermeeting.com/HLT2020